Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO SIGILON THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Massachusetts Institute of Technology
and
Sigilon Therapeutics, Inc.

SECOND AMENDMENT

This Second Amendment (“Second Amendment)”, effective as of August 9, 2018 (the “Second Amendment Effective Date”) is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) and Sigilon Therapeutics, Inc. (fka Sigilon, Inc.) a Delaware corporation, having a principal address at 100 Binney Street, Cambridge, MA 02142 (“COMPANY”‘) (each individually a “Party” and collectively the “Parties”), and amends that certain Exclusive Patent License Agreement between the Parties dated as of February 8, 2016, as previously amended by the First Amendment dated February 2, 2017 (collectively, the “License Agreement”). Capitalized terms used herein without definition shall have the meaning given such terms in the License Agreement.

WHEREAS, M.I.T. and BCH jointly own an invention relating to M.I.T. Case No. [***] by Daniel G. Anderson, Joshua Doloff, Omid Veiseh, Xi Xie, Atieh Sadraei, and Robert S. Langer, created with support of the Juvenile Diabetes Foundation (“JDRF”) which has certain rights in this invention; and

WHEREAS, M.I.T. Case No. [***]  is subject to the Intellectual Property, Invention Reporting, & Royalties terms and conditions effective for JDRF grants activated on or after [***]; and

WHEREAS on December 19, 2017, MIT and BCH amended that certain Joint Invention Agreement dated July 13, 2015, appointing MIT as the exclusive agent for licensing M.I.T. Case No. [***]; and

WHEREAS, COMPANY understands and accepts that development and commercialization of LICENSED PRODUCTS and LICENSED PROCESSES covered by the GROUP B PATENT RIGHTS (as defined herein) for the diagnosis, treatment and/or prevention of Type 1 diabetes in humans is an important objective of the Parties, and

WHEREAS COMPANY has represented to MIT, to induce MIT to enter into this Second Amendment, that COMPANY shall commit itself to a thorough, vigorous, and diligent program to develop and commercialize LICENSED PRODUCTS and LICENSED PROCESSES covered by the GROUP B PATENT RIGHTS in the TYPE 1 DIABETES SUBFIELD (as defined herein), and

WHEREAS, MIT and COMPANY wish to amend the License Agreement for the purposes of adding the patent rights associated with M.I.T. Case No. [***], and to specify COMPANY’S diligence obligations related to the GROUP B PATENT RIGHTS under the terms and condition set forth herein.

NOW THEREFORE, in consideration for the promises and covenants contained herein, the PARTIES hereby agree as follows:

1.                                      The following new definitions shall be added to Article 1, DEFINITIONS, of the License Agreement as Sections 1.28, 1.29 and 1.30:

1.28                        “TYPE 1 DIABETES SUBFIELD” shall mean diagnosis, treatment and/or prevention of Type 1 diabetes in humans and animals.

1.29                        “GROUP A PATENT RIGHTS” shall mean any PATENT RIGHTS based on M.I.T. Case Nos. [***].

1.30                        “GROUP B PATENT RIGHTS” shall mean any PATENT RIGHTS based on M.I.T. Case No. [***].

2.                                      Section 1.15, PATENT RIGHTS, of the License Agreement is hereby amended to add the following paragraph at the end of the Section:

For clarification, the PATENT RIGHTS include the GROUP A PATENT RIGHTS and the GROUP B PATENT RIGHTS.

3.                                      The following new subsection (c) shall be added to Section 2.5, Retained Rights, of the License Agreement:

(c)                                  Sponsor Rights. The invention(s) underlying the GROUP B PATENT RIGHTS was based on research supported by JDRF. BCH has granted to JDRF an irrevocable, non-exclusive, worldwide, fully paid-up, royalty-free, perpetual license, with the right to grant sublicenses to others, to use and to practice the GROUP B PATENT RIGHTS for noncommercial research purposes related to the diagnosis, cure, treatment and/or prevention of Type 1 diabetes and its complications.

4.                                      The Parties acknowledge and agree that Section 3.1(f) of the License Agreement applies to THERAPEUTIC PRODUCTS covered by the GROUP A PATENT RIGHTS, but does not apply to any Group B Products (as defined in Section 3.3).

5.                                      The following new section 3.3 shall be added to Article 3, COMPANY DILIGENCE OBLIGATIONS, of the License Agreement:

3.3 Diligence Requirements for the GROUP B PATENT RIGHTS. In connection with funding received by MIT from the JDRF, it is a specific objective of the parties to develop and commercialize LICENSED PRODUCTS and LICENSED PROCESSES covered by the GROUP B PATENT RIGHTS (“Group B Products”‘) and to maximize the availability of such Group B Products for patients with Type 1 diabetes. Specifically, and in addition to Section 3.1, COMPANY shall use commercially reasonable efforts, or shall cause its AFFILIATES or SUBLICENSEES to use commercially reasonable efforts, to develop Group B Products and to introduce such Group B Products into the commercial market; thereafter, COMPANY or its AFFILIATES shall make Group B Products reasonably available to the public. Specifically, COMPANY or an AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

(a) Group B Products Covered by MIT Case No. [***].

(i)                                     Within [***]  days after the end of each calendar year, COMPANY shall furnish M.I.T. with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize Group B Products. The report shall also contain any updates to the research and development plan as well as a discussion of intended efforts, if applicable, for the year in which the report is submitted.

(ii)                                  By [***], COMPANY or an AFFILIATE or SUBLICENSEE shall [***] Group B Product covered by M.I.T. Case No. [***].

(iii)                               By [***], COMPANY or an AFFILIATE or SUBLICENSEE shall [***] of a Group B Product covered by M.I.T. Case No. [***] in a relevant animal model.

(iv)                              By [***], COMPANY or an AFFILIATE or SUBLICENSEE shall [***] for a Group B Product covered by M.I.T. Case No. [***].

(v)                                 By [***], COMPANY or an AFFILIATE or SUBLICENSEE shall [***] of a Group B Product covered by M.I.T. Case No. [***].

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.3(a), then M.I.T. may treat such failure as a material breach in accordance with Section 12.4(b), subject to Section 3.2. Any termination under Section 12.4(b) for breach of obligations under this Section 3.3 shall be limited to COMPANY’S and its AFFILIATE’S licenses and rights under the GROUP B PATENT RIGHTS. Notwithstanding and in addition to the foregoing, at MIT’s request upon termination of COMPANY’S and AFFILIATE’S rights pursuant to this Section 3.3, COMPANY shall grant to MIT a non-exclusive, royalty free, worldwide, fully paid-up license, with the right to sublicense, under the GROUP A PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, import and export LICENSED PRODUCTS in the TYPE 1 DIABETES SUBFIELD, and to develop, perform, practice, sell, and offer to sell LICENSED PROCESSES in the TYPE 1 DIABETES SUBFIELD, solely to the extent required to practice the GROUP B PATENT RIGHTS, and the Parties shall promptly execute an appropriate license agreement to memorialize the rights of MIT; provided, that such license shall include sublicense income sharing provisions whereby, in the event that MIT grants a sublicense of any such rights to the GROUP A PATENT RIGHTS to a third party commercial entity, MIT shall pay to COMPANY a percentage (not to exceed [***]  percent ([***] %)) of sublicense income received by MIT as consideration for the sublicense of rights to the GROUP A PATENT RIGHTS, in accordance with MIT policies.

6.                                      In consideration of obtaining a license to the GROUP B PATENT RIGHTS on M.I.T. Case No. [***], COMPANY shall pay to MIT an Improvement Addition Fee of [***] which shall be due to MIT within [***] days of the Second Amendment Effective Date.

7.                                      Upon receipt of the Improvement Addition Fee set forth in Section 7 above, the GROUP B PATENT RIGHTS shall be added to Appendix A of the License Agreement as follows:

M.I.T. Case No. [***]

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An updated copy of Appendix A as of the Second Amendment Effective Date is appended hereto.

8.                                      Except as specifically amended herein, all other terms and conditions of the License Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized representatives.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SIGILON THERAPEUTICS, INC.

By:	/s/ Lesley Millar-Nicholson	By:	/s/ Rogerio Vivaldi Coelho
Name:	Lesley Millar-Nicholson	Name:	Rogerio Vivaldi Coelho
Title:	Director, TLO	Title:	President, CEO

Appendix A

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